UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21759

Name of Fund: BlackRock Global Dynamic Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Dynamic Equity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2011

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Annual Report

BlackRock Global Dynamic Equity Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities	(7.11)%	8.09%
(S&P 500® Index)
US small cap equities	(13.76)	6.71
(Russell 2000® Index)
International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(15.91)	(7.72)
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2011

Investment Objective

BlackRock Global Dynamic Equity Fund’s (the “Fund”) investment objective is to provide high total investment return. Total investment return is the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended October 31,2011,the Fund underperformed its reference benchmark, which is comprised of the S&P 500® Index (60%) and the FTSE World Index (ex-US) (40%) (the “Reference Benchmark”). Compared to the broad-based all-equity benchmark, the FTSE World Index, all of the Fund’s share classes underperformed with the exception of the Institutional Share Class, which slightly outperformed. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

From a regional perspective,the Fund’s overweights relative to the Reference Benchmark in India and China detracted from performance for the period, as did an overweight and stock selection in Brazil. From a sector perspective, stock selection in consumer staples, consumer discretionary and industrials had a negative impact.

•

Contributing positively to performance was the Fund’s underweight exposure to France and stock selection in Japan. Within the United States, stock selection benefited returns, although positive effects were partially offset by an underweight in the nation. From a sector perspective, the Fund’s overweight position in energy and stock selection in telecommunication services (“telecom”) also aided returns. Within materials, stock selection (led by gold-related securities) contributed to performance, although positive effects were partially offset by an overweight in the sector.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s equity allocation decreased from 97% of net assets to 95%. Within equities, the Fund increased its exposure to Europe and reduced its weightings in Asia, the United States and Brazil. On a sector basis, the Fund increased its exposures in consumer discretionary, information technology (“IT”), utilities and energy, and decreased its exposures to financials, consumer staples, health care and telecom. The Fund’s allocation to corporate and convertible bonds remained at 2% of net assets while its holdings of cash and cash equivalents increased from 1% to 3% of net assets.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period under-weight in the United States and Europe, and overweight in Asia (notably Japan) and Brazil. On a sector basis, the Fund was overweight in materials, energy and telecom, and underweight in financials, consumer staples, consumer discretionary, industrials and IT. In addition, the Fund was overweight in convertible bonds and corporate debt.

•

With respect to currency exposure, the Fund was overweight in the Japanese yen, Canadian dollar, Russian ruble and Brazilian real, along with several Asian currencies, including the Indian rupee and Singapore dollar. The Fund was underweight in the US dollar, British pound and euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings (Equity Investments)	Percent of Long-Term Investments
SPDR Gold Trust	2%
Exxon Mobil Corp.	2
Apple, Inc.	2
Microsoft Corp.	1
International Business Machines Corp.	1
Chevron Corp.	1
Oracle Corp.	1
AT&T, Inc.	1
Johnson & Johnson	1
Petroleo Brasileiro SA	1

Geographic Allocation	Percent of Long-Term Investments
United States	55%
Japan	10
United Kingdom	5
Canada	4
Germany	3
Brazil	3
Australia	2
France	2
China	2
Switzerland	2
Other[1]	12

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

4	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees, Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in United States and foreign equity securities.

[3]	This unmanaged capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions, including the United States.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]	This unmanaged capitalization-weighted index is comprised of 1,844 companies in 34 countries, excluding the United States.

[6]	The Reference Benchmark is an unmanaged weighted index comprised of 60% of the S&P 500® Index and 40% of the FTSE World Index (Ex-US).

[7]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2011

		Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(11.19)%	1.41%	N/A	2.72%	N/A	5.50%	N/A
Investor A	(11.35)	1.14	(4.17)%	2.44	1.34%	5.21	4.27%
Investor B	(11.72)	0.34	(4.16)	1.62	1.24	4.38	4.25
Investor C	(11.70)	0.34	(0.66)	1.64	1.64	4.42	4.42
Class R	(11.53)	0.68	N/A	2.06	N/A	4.85	N/A
FTSE World Index	(11.73)	1.39	N/A	0.16	N/A	3.41	N/A
FTSE World Index (Ex-US)	(15.24)	(3.51)	N/A	(0.08)	N/A	4.07	N/A
S&P 500® Index	(7.11)	8.09	N/A	0.25	N/A	2.58	N/A
Reference Benchmark	(10.42)	3.36	N/A	0.22	N/A	3.28	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on November 4, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or CDSC. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to March 1, 2007, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s returns would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after March 1, 2012.

6	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on May 1, 2011 and held through October 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$887.30	$4.80	$1,000.00	$1,020.11	$5.14	1.01%
Investor A	$1,000.00	$886.50	$6.04	$1,000.00	$1,018.80	$6.46	1.27%
Investor B	$1,000.00	$882.00	$9.96	$1,000.00	$1,014.61	$10.66	2.10%
Investor C	$1,000.00	$883.00	$9.63	$1,000.00	$1,014.97	$10.31	2.03%
Class R	$1,000.00	$884.70	$8.08	$1,000.00	$1,016.63	$8.64	1.70%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	7

Consolidated Schedule of Investments October 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.2%
Banco Macro SA — ADR	4,900	$98,245
Cresud SA Sponsored — ADR	13,200	153,252
IRSA Inversiones y Representaciones SA — ADR	15,300	153,918
Pampa Energia SA — ADR	15,800	199,238
Telecom Argentina SA — ADR	5,000	100,400
Tenaris SA — ADR	19,850	631,428
		1,336,481
Australia — 1.8%
Asciano Ltd.	364,900	583,335
BHP Billiton Ltd.	138,294	5,413,462
CSL Ltd.	40,142	1,209,035
Newcrest Mining Ltd.	109,991	3,887,280
Orica Ltd.	20,400	552,546
Rio Tinto Ltd.	43,701	3,137,472
Telstra Corp. Ltd.	201,896	655,543
Woodside Petroleum Ltd.	14,500	552,117
		15,990,790
Austria — 0.0%
Telekom Austria AG	22,725	257,773
Belgium — 0.1%
RHJ International (a)	103,798	498,405
RHJ International — ADR (a)	64,200	312,654
		811,059
Brazil — 2.7%
All America Latina Logistica SA	57,400	287,192
Cia Brasileira de Distribuição Grupo Pao de Acucar, Preference Shares	56,009	2,167,806
Cia Energetica de Minas Gerais — ADR	33,741	574,947
Cosan Ltd.	141,100	1,693,200
Cyrela Brazil Realty SA	111,314	981,620
Hypermarcas SA	280,918	1,528,249
Itau Unibanco Holding SA, Preference Shares	49,976	959,728
MRV Engenharia e Participações SA	130,395	923,554
OGX Petroleo e Gas Participações SA (a)	54,300	454,806
Petroleo Brasileiro SA — ADR	296,360	7,494,944
Qualicorp SA (a)	86,400	789,595
SLC Agricola SA	89,751	891,315
Telefonica Brasil — ADR	113,906	3,305,552
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	25,711	179,858
Vale SA, Preference ‘A’ Shares	83,967	1,997,875
		24,230,241

Common Stocks	Shares	Value
Canada — 4.1%
Agnico-Eagle Mines, Ltd.	36,400	$1,579,396
Alamos Gold, Inc.	69,810	1,292,194
Barrick Gold Corp.	77,787	3,850,457
BCE, Inc.	3,100	122,791
Brookfield Asset Management, Inc., Class A	34,200	991,800
Canadian Natural Resources Ltd.	44,600	1,576,610
Canadian Pacific Railway Ltd.	16,742	1,035,995
Canadian Pacific Railway Ltd.	17,878	1,105,055
Detour Gold Corp. (a)	28,200	933,634
Eldorado Gold Corp.	159,685	3,000,652
Goldcorp, Inc.	129,368	6,318,333
IAMGOLD Corp.	82,578	1,775,427
IAMGOLD Corp., International African Mining Gold Corp.	52,249	1,123,347
Katanga Mining Ltd. (a)	156,778	223,351
Kinross Gold Corp.	49,875	715,706
Kinross Gold Corp.	124,754	1,778,535
Magna International, Inc., Class A	2,900	110,635
Osisko Mining Corp. (a)	65,600	791,083
Potash Corp. of Saskatchewan, Inc.	25,020	1,184,197
Rogers Communications, Inc., Class B	19,600	712,460
Rogers Communications, Inc., Class B	9,200	335,510
Silver Wheaton Corp.	56,700	1,961,820
Sino-Forest Corp. (a)	60,390	606
Suncor Energy, Inc.	69,128	2,201,970
Talisman Energy, Inc.	56,050	795,131
Teck Resources Ltd., Class B	2,740	109,874
TELUS Corp.	9,360	503,614
Valeant Pharmaceuticals International, Inc. (b)	13,600	538,016
Viterra, Inc.	15,100	155,431
		36,823,630
Chile — 0.1%
Sociedad Quimica y Minera de Chile SA — ADR	11,100	649,350
China — 1.7%
Beijing Enterprises Holdings Ltd.	496,275	2,746,323
Chaoda Modern Agriculture Holdings Ltd.	3,106,585	439,868
China BlueChemical Ltd.	766,500	600,653
China Life Insurance Co., Ltd. — ADR	12,320	477,400
China Mobile Ltd.	87,300	829,729
China Shenhua Energy Co., Ltd., Class H	162,263	742,319
China Telecom Corp. Ltd.	821,000	506,891
China Unicom Ltd. (b)	317,500	638,370
CSR Corp. Ltd.	247,600	146,521
Dongfang Electric Corp. Ltd.	207,900	638,933

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipts
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SGD	Singapore Dollar
SPDR	Standard and Poor’s Depository Receipts
THB	Thai Baht
TWD	Taiwan Dollar
USD	US Dollar
ZAR	South African Rand

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China (concluded)
Dongfeng Motor Group Co. Ltd.	227,000	$370,291
Guangshen Railway Co., Ltd.	996,500	345,981
Guangzhou Automobile Group Co. Ltd.	541,672	540,407
Haitian International Holdings Ltd.	240,000	213,239
Huaneng Power International, Inc.	947,800	428,657
Jiangsu Express	433,400	373,552
Mindray Medical International Ltd. — ADR (c)	6,600	180,180
Ping An Insurance Group Co. of China Ltd.	52,876	392,150
Shanghai Electric Group Co. Ltd.	1,562,600	687,557
Shanghai Pharmaceuticals Holding Co. Ltd. (a)(c)	309,800	590,015
Sinopharm Group Co.	373,800	1,017,456
Tianjin Development Holdings Ltd. (a)	2,119,047	988,751
Tianjin Port Development Holdings Ltd. (c)	3,207,800	459,830
Xiamen International Port Co. Ltd.	115,100	16,674
Zhongsheng Group Holdings Ltd.	374,600	662,311
		15,034,058
Egypt — 0.1%
Telecom Egypt	289,819	722,453
France — 1.7%
Atos Origin SA	6,500	314,241
BNP Paribas SA	25,770	1,150,756
Essilor International SA	27,787	2,008,284
France Telecom SA	60,573	1,089,031
LVMH Moet Hennessy Louis Vuitton SA	10,390	1,722,080
Sanofi — Aventis	22,670	1,621,789
Sanofi — Aventis — ADR	3,566	127,484
Technip SA	5,440	514,390
Total SA	53,556	2,794,403
Total SA — ADR	54,600	2,855,580
Vivendi SA	34,770	776,985
		14,975,023
Germany — 3.1%
Allianz AG, Registered Shares	13,448	1,496,253
BASF SE	71,560	5,223,578
Bayer AG, Registered Shares	35,081	2,235,079
Bayerische Motoren Werke AG	29,590	2,403,717
Beiersdorf AG (b)	2,890	166,608
Daimler AG	34,750	1,764,920
Deutsche Bank AG, Registered Shares	16,810	695,069
Deutsche Telekom AG — ADR	6,800	86,360
Deutsche Telekom AG, Registered Shares	128,200	1,628,670
Fresenius Medical Care AG	2,100	152,976
Infineon Technologies AG	105,140	946,597
Kabel Deutschland Holding AG (a)	18,000	1,020,946
Lanxess AG	22,360	1,305,957
Muenchener Rueckversicherungs AG, Registered Shares	4,760	637,456
Siemens AG	44,270	4,640,417
SMA Solar Technology AG	3,700	222,383
Volkswagen AG, Preference Shares	17,514	3,050,058
		27,677,044
Hong Kong — 0.9%
AIA Group Ltd.	154,800	473,338
Cheung Kong Holdings Ltd.	64,200	795,819
Cheung Kong Infrastructure Holdings Ltd.	119,000	637,449
China Resources Gas Group Ltd.	372,000	540,499
China Resources Power Holdings Co. Ltd.	466,000	827,641
Hutchison Whampoa Ltd.	111,527	1,020,075
The Link Real Estate Investment Trust	644,448	2,213,190

Common Stocks	Shares	Value
Hong Kong (concluded)
Mongolian Mining Corp. (a)	342,100	$303,940
Wharf Holdings Ltd.	163,247	868,350
Yuanda China Holdings Ltd. (a)	3,256,100	472,091
		8,152,392
India — 0.9%
Adani Enterprises Ltd.	90,200	880,812
Adani Power Ltd. (a)	405,757	731,342
Bharat Heavy Electricals Ltd.	232,200	1,507,544
Housing Development Finance Corp.	142,700	2,007,572
Larsen & Toubro Ltd.	18,150	523,401
Reliance Industries Ltd.	70,850	1,268,440
State Bank of India Ltd.	25,410	988,033
		7,907,144
Indonesia — 0.1%
Bumi Resources Tbk PT	3,570,707	932,657
Telekomunikasi Indonesia Tbk PT	408,100	340,350
		1,273,007
Ireland — 0.1%
Covidien Plc	18,235	857,774
Israel — 0.3%
Check Point Software Technologies Ltd. (a)	3,400	195,942
Teva Pharmaceutical Industries — ADR (b)	69,840	2,852,964
		3,048,906
Italy — 0.6%
Assicurazioni Generali SpA	22,240	397,920
Eni SpA	121,120	2,677,224
Fiat Industrial SpA (a)	75,800	659,951
Intesa Sanpaolo SpA	446,385	787,871
Telecom Italia SpA	312,700	389,085
		4,912,051
Japan — 9.4%
Aisin Seiki Co., Ltd.	20,691	654,393
Asahi Kasei Corp.	132,100	783,397
Astellas Pharma, Inc.	17,527	641,022
Bridgestone Corp.	50,068	1,173,948
Canon, Inc.	51,231	2,325,775
Daihatsu Motor Co., Ltd.	52,323	920,752
Daiwa House Industry Co., Ltd.	50,220	629,301
Denso Corp.	28,140	865,397
East Japan Railway Co.	51,512	3,123,086
Fanuc Ltd.	6,832	1,104,667
Fuji Heavy Industries Ltd.	319,746	2,026,627
Futaba Industrial Co., Ltd.	48,089	306,492
Hitachi Chemical Co., Ltd.	42,000	746,207
Hitachi Ltd.	127,900	685,325
Honda Motor Co., Ltd.	65,726	1,965,453
Hoya Corp.	71,578	1,563,747
Inpex Corp.	410	2,706,853
JGC Corp.	75,005	2,113,049
JSR Corp.	29,200	557,431
KDDI Corp.	299	2,190,282
Kinden Corp.	50,812	417,259
Kirin Holdings Co., Ltd.	100,689	1,231,882
Komatsu Ltd.	34,300	848,060
Kubota Corp.	246,609	2,031,119
Kuraray Co., Ltd.	70,540	987,476
Kyowa Hakko Kirin Co., Ltd.	91,911	1,035,838
Marubeni Corp.	180,900	1,052,940

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Mitsubishi Corp.	173,013	$3,558,349
Mitsubishi Tanabe Pharma Corp.	36,830	637,058
Mitsubishi UFJ Financial Group, Inc.	264,493	1,149,470
Mitsui & Co., Ltd.	205,707	3,002,196
Mitsui Fudosan Co., Ltd.	31,000	515,539
Mitsui OSK Lines Ltd.	97,779	376,743
MS&AD Insurance Group Holdings, Inc.	81,785	1,601,869
Murata Manufacturing Co., Ltd.	20,952	1,170,337
NGK Insulators Ltd.	41,210	475,067
Nippon Building Fund, Inc.	33	318,671
Nippon Electric Glass Co.	69,799	626,181
Nippon Telegraph & Telephone Corp.	44,000	2,257,015
NKSJ Holdings, Inc.	57,118	1,142,348
NTT DoCoMo, Inc.	2,734	4,855,701
NTT Urban Development Corp.	273	187,945
Okumura Corp.	172,239	679,810
Rinnai Corp.	11,646	870,034
Rohm Co., Ltd.	14,377	732,529
Sekisui House Ltd.	33,571	300,516
Shin-Etsu Chemical Co., Ltd.	57,367	2,946,069
Shionogi & Co., Ltd.	9,778	133,103
Sony Financial Holdings, Inc.	34,000	565,585
Sumitomo Chemical Co., Ltd.	535,860	1,977,850
Sumitomo Electric Industries Ltd.	37,252	413,030
Sumitomo Mitsui Financial Group, Inc.	29,923	836,393
Suzuki Motor Corp.	144,739	3,069,788
TDK Corp.	16,427	669,864
Terumo Corp.	14,135	718,199
Toda Corp.	167,804	595,415
Toho Co., Ltd.	28,768	494,833
Tokio Marine Holdings, Inc.	132,450	3,158,201
Tokyo Gas Co., Ltd.	369,166	1,589,747
Toyota Industries Corp.	73,875	2,077,066
Toyota Motor Corp.	35,847	1,190,148
Ube Industries Ltd.	368,954	1,081,659
West Japan Railway Co.	24,700	1,046,628
Yahoo! Japan Corp.	2,100	674,436
Yamada Denki Co., Ltd.	11,300	812,636
		83,195,806
Kazakhstan — 0.2%
KazMunaiGas Exploration Production — GDR	1,500	25,502
KazMunaiGas Exploration Production — GDR	88,500	1,502,730
		1,528,232
Luxembourg — 0.0%
Millicom International Cellular SA	1,800	198,515
Malaysia — 0.4%
Axiata Group Bhd	424,200	670,472
British American Tobacco Malaysia Bhd	30,100	453,156
IOI Corp. Bhd	137,548	233,680
PLUS Expressways Bhd	710,945	1,024,243
Telekom Malaysia Bhd	320,200	440,921
YTL Power International Bhd	1,402,817	868,266
		3,690,738
Mexico — 0.2%
America Movil, SA de CV — ADR	66,464	1,689,515
Fomento Economico Mexicano, SA de CV — ADR	7,300	489,465
		2,178,980

Common Stocks	Shares	Value
Netherlands — 0.5%
ASML Holding NV	16,200	$679,573
CNH Global NV (a)	3,950	146,861
ING Groep NV CVA (a)	67,350	580,623
Koninklijke Philips Electronics NV	78,034	1,624,411
LyondellBasell Industries NV, Class A	3,900	128,154
Unilever NV — ADR	9,900	341,847
Unilever NV CVA	27,180	938,353
		4,439,822
Norway — 0.3%
DnB NOR ASA	108,750	1,257,911
Statoil ASA	58,220	1,477,277
Telenor ASA	15,180	270,397
		3,005,585
Philippines — 0.1%
Philippine Long Distance Telephone Co. — ADR	9,300	516,522
Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	1,830	193,812
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicações e Multimedia SGPS SA	97,600	303,889
Russia — 1.3%
Federal Hydrogenerating Co.	4,630,882	164,396
Federal Hydrogenerating Co. — ADR	500,111	1,885,418
Kuzbassrazrezugol (a)	1,243,906	315,952
LSR Group — GDR (d)	176,400	712,656
Magnitogorsk Iron & Steel Works — GDR	92,900	575,451
Novorossiysk Commercial Sea Port — GDR	90,863	737,808
OAO Rosneft Oil Co. — GDR	172,700	1,228,760
Polyus Gold Co. ZAO — ADR (a)	606,756	1,990,160
Sberbank	1,012,800	2,840,904
Uralkali — GDR	2,200	95,480
VimpelCom Ltd. — ADR (c)	71,300	782,874
		11,329,859
Singapore — 1.2%
CapitaLand Ltd.	484,200	1,043,182
DBS Group Holdings Ltd.	53,940	526,874
Fraser and Neave Ltd.	245,900	1,197,641
Global Logistic Properties Ltd. (a)	315,000	438,584
Keppel Corp. Ltd.	209,720	1,569,989
M1 Ltd.	279,890	546,629
Noble Group Ltd.	204,323	249,478
Oversea-Chinese Banking Corp.	223,980	1,499,537
Raffles Medical Group Ltd.	216,000	384,177
Sembcorp Marine Ltd.	126,900	420,892
Singapore Press Holdings Ltd.	128,300	397,042
Singapore Telecommunications Ltd.	650,260	1,644,060
United Overseas Bank Ltd.	29,500	400,095
		10,318,180
South Africa — 0.4%
AngloGold Ashanti Ltd. — ADR	5,800	262,218
Harmony Gold Mining Co., Ltd. — ADR	29,200	383,396
Life Healthcare Group Holdings Ltd.	223,100	540,809
Randgold Resources Ltd. — ADR	20,900	2,290,013
		3,476,436

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
South Korea — 1.1%
Cheil Industries, Inc.	7,200	$636,012
Hyundai Motor Co. (c)	6,600	1,329,164
KT Corp.	4,300	144,122
KT Corp. — ADR	54,740	913,063
KT&G Corp.	17,458	1,094,867
LG Corp.	10,600	620,348
Mando Corp.	1,400	239,794
POSCO	1,800	623,679
POSCO — ADR	7,950	683,064
Samsung Electronics Co., Ltd.	3,540	3,047,446
Samsung Fine Chemicals Co., Ltd.	9,300	446,191
SK Telecom Co., Ltd.	594	79,094
		9,856,844
Spain — 0.4%
Banco Santander SA	63,696	539,114
Repsol YPF SA	33,590	1,011,049
Telefonica SA	90,529	1,923,886
Telefonica SA — ADR	17,150	366,495
		3,840,544
Sweden — 0.1%
Nordea Bank AB	15,000	136,213
SKF AB, Class B	17,800	394,484
Swedbank AB, Class A	21,700	303,810
		834,507
Switzerland — 1.5%
Compagnie Financière Richemont SA	11,800	672,182
Garmin Ltd. (c)	4,800	165,072
Nestlé SA, Registered Shares	64,697	3,741,923
Novartis AG, Registered Shares	41,638	2,345,688
Roche Holding AG	9,287	1,523,712
Swisscom AG	2,840	1,144,072
TE Connectivity Ltd. (b)	9,376	333,317
Transocean Ltd.	24,856	1,420,520
UBS AG (a)	57,670	728,846
Zurich Financial Services AG (a)	3,813	878,681
		12,954,013
Taiwan — 0.9%
Cheng Shin Rubber Industry Co. Ltd.	228,300	520,734
Chunghwa Telecom Co., Ltd.	256,068	856,708
Chunghwa Telecom Co., Ltd. — ADR	50,285	1,691,084
Far EasTone Telecommunications Co., Ltd.	423,000	693,665
HON HAI Precision Industry Co., Ltd.	173,586	475,865
HTC Corp.	72,121	1,620,815
Taiwan Semiconductor Manufacturing Co., Ltd.	432,994	1,055,153
Yulon Motor Co., Ltd.	351,000	738,524
		7,652,548
Thailand — 0.4%
Hana Microelectronics PCL	175,546	94,766
PTT Chemical PCL (a)	654,273	1,393,655
PTT Public Company THB10	86,036	856,163
Siam Commercial Bank PCL	297,705	1,137,572
		3,482,156

Common Stocks	Shares	Value
Turkey — 0.3%
BIM Birlesik Magazalar AS	23,300	$708,278
Tupras Turkiye Petrol Rafinerileri AS	28,866	650,391
Turk Telekomunikasyon AS	155,052	657,594
Turkcell Iletisim Hizmet AS (a)	70,113	345,232
Turkiye Garanti Bankasi AS	209,147	733,806
		3,095,301
United Kingdom — 4.4%
Amlin Plc	39,300	181,265
Anglo American Plc	35,700	1,308,779
Antofagasta Plc	88,400	1,645,304
AstraZeneca Plc — ADR	2,500	119,775
BG Group Plc	212,800	4,614,358
BP Plc	231,060	1,700,333
BP Plc — ADR	47,500	2,098,550
British American Tobacco Plc	18,193	834,155
British Sky Broadcasting Group Plc	21,400	241,295
BT Group Plc	561,300	1,693,569
Diageo Plc — ADR	36,706	3,042,193
GlaxoSmithKline Plc — ADR	4,100	183,639
Glencore International Plc	88,000	616,041
Guinness Peat Group Plc	872,218	434,823
HSBC Holdings Plc	66,200	578,279
HSBC Holdings Plc	255,495	2,229,273
International Power Plc	458,000	2,484,507
Lloyds TSB Group Plc (a)	1,082,900	559,991
National Grid Plc	258,000	2,565,046
Petropavlovsk Plc	14,622	172,109
Rio Tinto Plc	31,400	1,698,706
Royal Dutch Shell Plc — ADR	28,569	2,025,828
Scottish & Southern Energy Plc	106,300	2,296,735
Unilever Plc	17,532	587,675
Unilever Plc — ADR	11,000	370,150
Vallares Plc (a)	78,800	1,260,691
Vodafone Group Plc	783,051	2,174,286
Vodafone Group Plc — ADR	47,894	1,333,369
		39,050,724
United States — 47.0%
3M Co.	20,171	1,593,912
Abbott Laboratories	43,085	2,320,989
Accenture Plc	3,153	190,000
ACE Ltd. (b)	51,299	3,701,223
Activision Blizzard, Inc. (b)	189,400	2,536,066
Adobe Systems, Inc. (a)	20,000	588,200
The AES Corp. (a)(b)	129,374	1,451,576
Aetna, Inc.	70,436	2,800,535
Agilent Technologies, Inc. (a)	39,901	1,479,130
Albemarle Corp.	2,600	138,554
Alcoa, Inc.	193,000	2,076,680
Alliance Data Systems Corp. (a)	1,900	194,636
Alliance Resource Partners LP	9,521	722,930
The Allstate Corp.	12,990	342,157
Altera Corp.	4,200	159,264
Altria Group, Inc.	49,607	1,366,673
Amdocs Ltd. (a)	5,134	154,123
American Eagle Outfitters, Inc. (b)	109,900	1,442,987
American Electric Power Co., Inc.	23,032	904,697
American Tower Corp., Class A (a)	29,505	1,625,725

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
American Water Works Co., Inc.	24,870	$759,281
Ameriprise Financial, Inc.	2,600	121,368
AmerisourceBergen Corp.	29,254	1,193,563
Amgen, Inc.	3,328	190,595
Anadarko Petroleum Corp.	27,094	2,126,879
Analog Devices, Inc.	3,900	142,623
Apache Corp.	16,926	1,686,337
Apple, Inc. (a)(b)	34,331	13,896,502
Arch Capital Group Ltd. (a)	18,301	658,287
Arrow Electronics, Inc. (a)	3,800	136,990
AT&T, Inc. (b)	262,382	7,690,416
Autodesk, Inc. (a)	3,800	131,480
Autoliv, Inc.	1,800	103,986
Axis Capital Holdings Ltd.	4,192	131,419
Baker Hughes, Inc.	12,400	719,076
Ball Corp.	4,200	145,194
Bank of America Corp.	405,396	2,768,855
The Bank of New York Mellon Corp.	124,123	2,641,337
Baxter International, Inc.	2,700	148,446
Becton Dickinson & Co.	2,000	156,460
Biogen Idec, Inc. (a)	2,300	267,628
BMC Software, Inc. (a)	3,700	128,612
Boeing Co.	39,880	2,623,705
BorgWarner, Inc. (a)	9,900	757,251
Bristol-Myers Squibb Co.	148,181	4,681,038
CA, Inc.	98,240	2,127,878
Calpine Corp. (a)(b)	73,400	1,113,478
Capital One Financial Corp.	3,200	146,112
Cardinal Health, Inc.	3,731	165,171
Celgene Corp. (a)	11,465	743,276
CenturyLink, Inc.	46,088	1,625,063
Chevron Corp.	85,350	8,966,017
Chubb Corp.	21,255	1,425,148
Cigna Corp.	22,271	987,496
Cimarex Energy Co.	1,700	108,800
Cisco Systems, Inc. (b)	278,947	5,168,888
Citigroup, Inc.	163,605	5,168,282
CMS Energy Corp.	39,243	817,039
CNA Financial Corp.	3,500	93,100
Coach, Inc.	2,800	182,196
The Coca-Cola Co.	15,017	1,025,961
Coca-Cola Enterprises, Inc.	5,600	150,192
Cognizant Technology Solutions Corp. (a)	5,800	421,950
Colgate-Palmolive Co. (b)	26,281	2,375,014
Comcast Corp., Class A	151,255	3,546,930
Computer Sciences Corp.	5,131	161,421
ConAgra Foods, Inc.	21,573	546,444
ConocoPhillips	12,773	889,639
Consol Energy, Inc.	141,790	6,062,940
Consolidated Edison, Inc.	14,700	850,689
Constellation Brands, Inc., Class A (a)(c)	17,809	360,098
Constellation Energy Group, Inc.	3,300	131,010
Corning, Inc. (b)	316,412	4,521,527
Coventry Health Care, Inc. (a)	4,400	139,964
Crown Holdings, Inc. (a)	16,418	554,764
CVS Caremark Corp.	53,945	1,958,203
DaVita, Inc. (a)	15,162	1,061,340
Dell, Inc. (a)(b)	101,492	1,604,589
Devon Energy Corp.	24,349	1,581,468
Diamond Offshore Drilling, Inc.	2,900	190,066
DISH Network Corp., Class A (a)	16,258	392,956
Dominion Resources, Inc.	16,500	851,235

Common Stocks	Shares	Value
United States (continued)
The Dow Chemical Co.	57,103	$1,592,032
Dr. Pepper Snapple Group, Inc.	10,340	387,233
Eastman Chemical Co.	3,600	141,444
eBay, Inc. (a)	28,915	920,364
Edison International	3,800	154,280
E.I. du Pont de Nemours & Co.	39,295	1,888,911
El Paso Corp. (b)	151,297	3,783,938
Electronic Arts, Inc. (a)(b)	54,114	1,263,562
Eli Lilly & Co.	19,347	718,935
EMC Corp. (a)(b)(c)	86,000	2,107,860
Endurance Specialty Holdings Ltd. (c)	21,046	782,911
Entergy Corp.	13,428	928,815
EOG Resources, Inc. (b)	12,700	1,135,761
Exelon Corp.	36,050	1,600,259
Expedia, Inc.	3,899	102,388
Exxon Mobil Corp. (e)	188,197	14,696,304
Fidelity National Financial, Inc., Class A	86,945	1,342,431
Fidelity National Information Services, Inc.	2,941	76,995
First Solar, Inc. (a)	13,800	686,826
Fluor Corp.	2,500	142,125
FMC Corp.	41,584	3,280,562
Ford Motor Co. (a)	150,600	1,759,008
Freeport-McMoRan Copper & Gold, Inc., Class B	42,578	1,714,190
Freescale Semiconductor Holdings I Ltd. (a)	98,600	1,300,534
General Dynamics Corp.	19,600	1,258,124
General Electric Co. (b)	418,537	6,993,753
General Mills, Inc. (b)	46,005	1,772,573
General Motors Co. (a)	70,400	1,819,840
Gilead Sciences, Inc. (a)	35,336	1,472,098
The Goldman Sachs Group, Inc.	28,486	3,120,641
Google, Inc., Class A (a)(b)	10,776	6,386,289
H.J. Heinz Co.	10,681	570,793
Halliburton Co.	57,450	2,146,332
Harris Corp.	2,600	98,150
HCA Holdings, Inc. (a)	53,400	1,252,230
HealthSouth Corp. (a)	38,883	686,674
Helmerich & Payne, Inc.	2,600	138,268
Herbalife Ltd.	3,400	212,024
Hess Corp.	21,392	1,338,284
Hewlett-Packard Co.	96,964	2,580,212
Hologic, Inc. (a)	73,374	1,182,789
Humana, Inc.	20,526	1,742,452
Intel Corp.	139,700	3,428,238
International Business Machines Corp.	56,968	10,518,002
International Game Technology	46,748	822,297
International Paper Co.	19,497	540,067
Intuit, Inc.	3,200	171,744
ITC Holdings Corp.	8,900	646,852
Johnson & Johnson	118,300	7,617,337
Johnson Controls, Inc.	24,800	816,664
JPMorgan Chase & Co.	183,867	6,391,217
KBR, Inc.	42,314	1,180,984
Kinetic Concepts, Inc. (a)	2,700	184,653
KLA-Tencor Corp.	3,400	160,106
Kraft Foods, Inc. (b)	86,239	3,033,888
The Kroger Co.	6,800	157,624
L-3 Communications Holdings, Inc.	1,800	122,004
Lam Research Corp. (a)	2,900	124,671
Lear Corp.	4,400	206,404
Liberty Global, Inc. (a)	3,900	156,702
Life Technologies Corp. (a)	27,290	1,109,884
Limited Brands, Inc.	5,249	224,185

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Lincoln National Corp.	5,300	$100,965
Lorillard, Inc.	7,475	827,183
Macy’s, Inc.	4,400	134,332
Marathon Oil Corp.	53,966	1,404,735
Marathon Petroleum Corp.	64,583	2,318,530
Marvell Technology Group Ltd. (a)	46,700	653,333
MasterCard, Inc., Class A	3,000	1,041,720
Mattel, Inc.	38,854	1,097,237
McDermott International, Inc. (a)	66,020	724,900
McDonald’s Corp.	16,749	1,555,145
The McGraw-Hill Cos., Inc.	4,100	174,250
McKesson Corp.	19,221	1,567,473
Mead Johnson Nutrition Co.	34,919	2,508,930
MeadWestvaco Corp.	5,200	145,132
Medco Health Solutions, Inc. (a)	27,128	1,488,242
Medtronic, Inc.	64,233	2,231,454
Merck & Co., Inc.	133,376	4,601,472
MetLife, Inc.	25,104	882,657
MetroPCS Communications, Inc. (a)	39,100	332,350
Mettler-Toledo International, Inc. (a)	4,443	682,445
Microsoft Corp.	414,019	11,025,326
Molson Coors Brewing Co., Class B	3,200	135,488
Morgan Stanley	122,800	2,166,192
Motorola Mobility Holdings, Inc. (a)	25,800	1,003,104
Motorola Solutions, Inc.	16,900	792,779
Murphy Oil Corp.	2,100	116,277
Mylan, Inc. (a)	65,447	1,280,798
National Oilwell Varco, Inc.	52,672	3,757,094
Newmont Mining Corp.	86,363	5,771,639
NextEra Energy, Inc.	46,315	2,612,166
NII Holdings, Inc. (a)	2,900	68,237
Northern Trust Corp.	17,300	700,131
NRG Energy, Inc. (a)(b)	35,699	764,673
Occidental Petroleum Corp. (f)	58,452	5,432,529
Oracle Corp. (b)	269,616	8,835,316
PACCAR, Inc.	35,100	1,517,724
Pall Corp.	10,400	532,168
Parker Hannifin Corp.	1,700	138,635
PerkinElmer, Inc.	29,500	609,765
Perrigo Co.	11,700	1,056,276
Pfizer, Inc.	314,225	6,051,973
PG&E Corp. (b)	26,614	1,141,741
Philip Morris International, Inc.	35,127	2,454,323
Platinum Underwriters Holdings Ltd.	9,913	343,287
Polo Ralph Lauren Corp.	1,300	206,427
Polycom, Inc. (a)(b)	63,378	1,047,638
PPG Industries, Inc.	1,700	146,897
PPL Corp.	49,967	1,467,531
Praxair, Inc.	6,947	706,301
Precision Castparts Corp.	9,737	1,588,592
Principal Financial Group, Inc.	11,952	308,123
The Procter & Gamble Co.	47,884	3,064,097
The Progressive Corp.	27,881	530,018
Prudential Financial, Inc.	13,300	720,860
Pulte Group, Inc. (a)	130,800	677,544
QEP Resources, Inc.	64,800	2,303,640
QUALCOMM, Inc.	103,079	5,318,876
Quicksilver Resources, Inc. (a)(c)	138,200	1,064,140
Reinsurance Group of America, Inc.	2,600	135,798
RenaissanceRe Holdings Ltd.	9,977	679,633
Ross Stores, Inc.	1,500	131,595
Ryder System, Inc.	2,800	142,632

Common Stocks	Shares	Value
United States (concluded)
SanDisk Corp. (a)(b)	25,215	$1,277,644
Sara Lee Corp. (b)	126,972	2,260,102
Schlumberger Ltd.	59,230	4,351,628
Seagate Technology (b)	62,400	1,007,760
Simon Property Group, Inc.	7,000	899,080
SM Energy Co. (b)	25,922	2,149,193
The Southern Co. (b)	57,550	2,486,160
Spirit AeroSystems Holdings, Inc., Class A (a)	60,893	1,039,444
The St. Joe Co. (a)	213,997	3,070,857
State Street Corp.	55,717	2,250,410
Symantec Corp. (a)(b)	82,455	1,402,560
Teradata Corp. (a)	4,526	270,021
Texas Instruments, Inc.	45,811	1,407,772
Thermo Fisher Scientific, Inc. (a)	24,852	1,249,310
Time Warner Cable, Inc.	12,562	800,074
Torchmark Corp.	3,550	145,302
The Travelers Cos., Inc.	46,185	2,694,895
Union Pacific Corp.	43,933	4,374,409
United Technologies Corp. (b)	28,956	2,257,989
UnitedHealth Group, Inc.	35,300	1,694,047
Unum Group	3,477	82,892
Urban Outfitters, Inc. (a)	4,500	122,625
U.S. Bancorp	113,415	2,902,290
Valero Energy Corp.	63,015	1,550,169
Validus Holdings Ltd.	14,896	407,555
Vanguard Health Systems, Inc. (a)	32,100	312,012
Verizon Communications, Inc.	103,391	3,823,399
Viacom, Inc., Class B	21,332	935,408
Visa, Inc., Class A	17,700	1,650,702
Wal-Mart Stores, Inc.	73,492	4,168,466
Walgreen Co.	3,800	126,160
Walt Disney Co.	38,500	1,342,880
Waters Corp. (a)	16,112	1,290,893
Weatherford International Ltd. (a)	55,232	856,096
WellPoint, Inc.	41,385	2,851,426
Wells Fargo & Co.	143,167	3,709,457
Western Digital Corp. (a)	26,863	715,630
The Western Union Co.	7,200	125,784
Whiting Petroleum Corp. (a)(b)	50,000	2,327,500
Wyndham Worldwide Corp.	3,500	117,845
Xerox Corp.	138,706	1,134,615
XL Group Plc	149,693	3,254,326
		416,823,701
Total Common Stocks — 88.6%		786,625,890

Corporate Bonds	Par (000)
China — 0.0%
China Milk Products Group Ltd., 167.70%, 1/05/12 (g)(h)	USD	1,000	130,000
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/2010 (a)(g)(h)(i)	CNY	10,800	254,921
India — 0.2%
REI Agro Ltd., 5.50%, 11/13/14 (d)(g)	USD	1,235	1,167,075
Malaysia — 0.1%
IOI Capital Bhd, Series IOI, 106.74%, 12/18/11 (g)(h)		850	1,106,275

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Singapore — 0.3%
Olam International Ltd., 6.00%, 10/15/16 (g)	USD	1,200	$1,438,200
Wilmar International Ltd., 22.71%, 12/18/12 (g)(h)		700	876,750
Yanlord Land Group Ltd., 5.85%, 7/13/14 (g)	SGD	750	598,203
			2,913,153
United Kingdom — 0.2%
Lloyds TSB Bank Plc, 13.00% (j)	GBP	1,081	1,859,810
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15 (g)	USD	200	180,800
			2,040,610
Total Corporate Bonds — 0.8%			7,612,034

Investment Companies	Shares
United States — 3.7%
Energy Select Sector SPDR Fund		37,746	2,627,122
ETFS Gold Trust (a)		37,000	6,307,390
ETFS Palladium Trust (a)		12,600	808,101
ETFS Platinum Trust (a)		10,700	1,695,201
iShares Gold Trust (a)(k)		373,094	6,256,786
iShares Silver Trust (a)(k)		11,200	374,528
SPDR Gold Shares (a)		91,566	15,322,655
			33,391,783
Vietnam — 0.1%
Vietnam Enterprise Investments Ltd., R Shares (a)		199,954	349,919
Vinaland Ltd. (a)		375,280	272,641
			622,560
Total Investment Companies — 3.8%			34,014,343

Preferred Stocks
Switzerland — 0.1%
UBS AG, 9.38% (g)		39,175	614,507
United Kingdom — 0.1%
HSBC Holdings Plc. 8.0%		24,100	644,675
United States — 0.1%
Bunge, Ltd., 4.88% (g)		2,135	209,614
Crown Castle International Corp., 6.25% (g)		3,900	226,200
PPL Corp. 9.5% (g)		13,300	756,105
			1,191,919
Total Preferred Stocks — 0.3%			2,451,101

US Treasury Obligations	Par (000)
US Treasury Notes, 0.63%, 7/31/12 (f)	USD	3,535	3,548,015
Total US Treasury Obligations — 0.4%			3,548,015

Warrants (l)	Shares		Value
Canada — 0.0%
Kinross Gold Corp. (Expires 9/13/13)		36,725	$36,476
United States — 0.1%
Ford Motor Co. (Expires 1/01/13)		134,367	452,817
Total Warrants — 0.1%			489,293
Total Long-Term Investments (Cost — $720,595,701) — 94.0%			834,740,676

Short-Term Securities	Beneficial Interest (000)
Money Market Fund — 0.3%
BlackRock Liquidity Series, LLC Money Market Series, 0.20% (k)(m)(n)	USD	2,983	2,983,236

	Par (000)
Time Deposits — 0.0%
Australia — 0.0%
Brown Brothers Harriman & Co., 3.73%, 11/01/11	AUD	40	41,881
Canada — 0.0%
Brown Brothers Harriman & Co., 0.29%, 11/01/11	CAD	4,487	4,501
Europe — 0.0%
Brown Brothers Harriman & Co., 0.02%, 11/01/11	EUR	2	1,710
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/11	HKD	129	16,613
New Zealand — 0.0%
Brown Brothers Harriman & Co., 1.50%, 11/01/11	NZD	11	8,724
South Africa — 0.0%
Brown Brothers Harriman & Co., 4.50%, 11/01/11	ZAR	50	6,287
United States — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/11	USD	50	49,887
Total Time Deposits — 0.0%			129,603
US Treasury Obligations — 6.2%
US Treasury Bills (o):
0.02%, 11/10/11		800	799,998
0.01%, 11/25/11		9,250	9,249,843
0.01%, 12/01/11		1,600	1,599,984
0.29%, 12/15/11		2,850	2,849,912
0.02%, 12/29/11		175	174,996
0.02%, 1/05/12		600	599,984
0.02%, 1/12/12		14,070	14,069,578
0.03%, 1/26/12		685	684,980
0.01%, 2/02/12		4,125	4,124,872
0.04%, 2/09/12		2,820	2,819,881
0.01%, 2/16/12		2,850	2,849,883
0.02%, 2/23/12		1,600	1,599,762
0.02%, 3/01/12		4,220	4,219,688

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
US Treasury Obligations (concluded)
US Treasury Bills (o) (concluded):
0.01%, 3/08/12	USD	2,750	$2,749,755
0.03%, 3/15/12		2,450	2,449,725
0.02%, 3/22/12		3,700	3,699,489
			54,542,330
Total Short-Term Securities (Cost — $57,657,156) — 6.5%			57,655,169

Options Purchased	Contracts
Exchange-Traded Call Options — 0.0%
SPDR Gold Trust:
Strike Price USD 195, Expires 12/17/11		334	17,201
Strike Price USD 205, Expires 12/17/11		334	8,684
			25,885
Exchange-Traded Put Options — 0.0%
SPDR Gold Trust:
Strike Price USD 165, Expires 12/17/11		200	95,500
Strike Price USD 125, Expires 1/21/12		196	9,016
			104,516
Over-the-Counter Call Options — 0.1%
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 102.90, Expires 6/15/12, Broker Deutsche Bank AG		14,820	14,019
Strike Price USD 104.71, Expires 6/15/12, Broker Goldman Sachs Bank USA		31,850	19,110
Strike Price USD 99.43, Expires 7/12/12, Broker Credit Suisse International		43,584	63,837
Taiwan Taiex Index:
Strike Price TWD 9,041.74, Expires 9/19/12, Broker JPMorgan Chase Bank NA		4,534	18,997
Strike Price TWD 9,047.46, Expires 9/19/12, Broker Citibank NA		6,808	26,042
Strike Price TWD 8,818.93, Expires 3/20/13, Broker Citibank NA		4,576	44,127
Strike Price TWD 8,807.55, Expires 6/19/13, Broker Credit Suisse International		4,585	59,330
Strike Price TWD 8,646.24, Expires 9/18/13, Broker Credit Suisse International		3,760	30,870
Strike Price TWD 8,807.55, Expires 9/18/13, Broker Credit Suisse International		2,293	24,650
Strike Price TWD 8,646.11, Expires 12/18/13, Broker JPMorgan Chase Bank NA		7,510	75,250
			376,232
Over-the-Counter Put Options — 0.0%
KOSPI, Strike Price KRW 230.71, Expires 12/08/11, Broker Citibank NA		94	26,630
Total Options Purchased (Cost — $2,122,690) — 0.1%			533,263
Total Investments Before Structured Options and Options Written (Cost — $780,375,547*) — 100.6%			892,929,108

Over-the-Counter Structured Options	Units	Value
MSCI EM Index, Initial Reference Strike Price 1,128.89, One written put strike 1,128.89, 1.066 calls strike 1,128.89, Expires 12/14/11, Broker JPMorgan Chase Bank NA	1,462	$(194,567)
Nikkei 225 Index Link:
Initial Reference Strike Price 9,583, One written call strike 10,996.49, Expires 11/18/11, Broker JPMorgan Chase Bank NA	(144)	—
Initial Reference Strike Price 9,582.02, One written call strike 11,019.32, Expires 11/18/11, Broker UBS AG	(153)	(15)
S&P 500 Index, Initial Reference Strike Price 1,300.35, One written put strike 1,131.30, One call strike 1,379.67, Expires 3/16/12, Broker JPMorgan Chase Bank	3,768	(88,712)
Taiwan Taiex Index:
Initial Reference Strike Price 8,900, One written put strike 8,400, 1.35 calls strike 9,000, Expires 12/21/11, Broker Citibank NA	7,800	(225,430)
Initial Reference Strike Price TWD 8,571.82, One written put strike USD 243.41, One call strike USD 290.81, Expires 12/19/12, Broker Citibank NA	4,846	(95,813)
Initial Reference Strike Price 8,775.89, One written put strike 7,345.42, 1.45 call strike 8,775.89, Expires 12/19/12, Broker Citibank NA	4,767	(115,829)
Total Over-the-Counter Structured Options (Premiums received — $30,150) — (0.1)%		(720,366)

Options Written	Contracts
Exchange-Traded Call Options — (0.2)%
ACE Ltd., Strike Price USD 75, Expires 1/21/12	87	(19,357)
Activision Blizzard, Inc., Strike Price USD 12.50, Expires 1/19/13	207	(43,470)
The AES Corp.:
Strike Price USD 11, Expires 1/21/12	81	(7,087)
Strike Price USD 12, Expires 2/18/12	82	(4,305)
Apple, Inc., Strike Price USD 450, Expires 1/19/13	72	(315,540)
Calpine Corp., Strike Price USD 15, Expires 1/21/12	79	(8,492)
Cisco Systems, Inc.:
Strike Price USD 17.50, Expires 1/21/12	352	(58,960)
Strike Price USD 20, Expires 1/19/13	275	(49,225)
Colgate-Palmolive Co., Strike Price USD 92.50, Expires 1/21/12	88	(22,264)
Corning, Inc.:
Strike Price USD 15, Expires 1/19/13	251	(51,581)
Strike Price USD 17.50, Expires 1/19/13	1,201	(139,917)
Dell, Inc., Strike Price USD 15, Expires 1/19/13	249	(73,829)
El Paso Corp., Strike Price USD 19, Expires 1/21/12	95	(60,800)
Electronic Arts, Inc., Strike Price USD 30, Expires 1/19/13	249	(43,700)
EMC Corp., Strike Price USD 25, Expires 1/19/13	146	(46,355)
EOG Resources, Inc., Strike Price USD 100, Expires 1/21/12	81	(23,004)
General Mills, Inc., Strike Price USD 42, Expires 4/21/12	198	(10,197)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
Google, Inc., Class A, Strike Price USD 590, Expires 1/19/13	22	$(189,860)
Kraft Foods, Inc., Strike Price USD 35, Expires 1/21/12	401	(47,920)
Mead Johnson Nutrition Co., Strike Price USD 75, Expires 11/19/11	155	(8,447)
NRG Energy, Inc.:
Strike Price USD 24, Expires 1/21/12	61	(2,897)
Strike Price USD 24, Expires 3/17/12	47	(3,995)
Oracle Corp., Strike Price USD 30, Expires 1/19/13	447	(279,375)
Polycom, Inc., Strike Price USD 32.50, Expires 1/21/12	150	(750)
SanDisk Corp.:
Strike Price USD 50, Expires 1/21/12	21	(9,450)
Strike Price USD 50, Expires 1/19/13	168	(168,840)
Sara Lee Corp., Strike Price USD 19, Expires 1/21/12	1,269	(57,105)
Seagate Technology:
Strike Price USD 17.50, Expires 1/21/12	211	(19,623)
Strike Price USD 17.50, Expires 1/19/13	172	(41,538)
SM Energy Co., Strike Price USD 90, Expires 11/19/11	81	(13,770)
The Southern Co., Strike Price USD 42, Expires 1/21/12	12	(2,070)
Symantec Corp., Strike Price USD 17.50, Expires 1/21/12	549	(46,116)
TE Connectivity Ltd., Strike Price USD 38, Expires 1/21/12	41	(4,616)
Teva Pharmaceutical — ADR, Strike Price USD 47.50, Expires 1/19/13	160	(40,960)
United Technologies Corp., Strike Price USD 80, Expires 1/21/12	181	(49,685)
Valeant Pharmaceuticals International, Strike Price USD 50, Expires 1/21/12	76	(5,510)
Whiting Petroleum Corp., Strike Price USD 55, Expires 1/21/12	128	(25,920)
		(1,996,530)
Exchange-Traded Put Options — (0.0)%
CME Group, Inc., Strike Price USD 250, Expires 1/21/12	7	(6,055)
SPDR Gold Trust, Strike Price USD 105, Expires 1/21/12	179	(2,954)
Time Warner Cable, Strike Price USD 60, Expires 1/21/12	56	(12,880)
		(21,889)
Over-the-Counter Call Options — (0.0)%
Beirsdorf AG, Strike Price USD 48, Expires 3/16/12, Broker Deutsche Bank AG	2,890	(1,465)
China Unicom (Hong Kong) Ltd.:
Strike Price HKD 18.19, Expires 11/30/11, Broker Deutsche Bank AG	118,284	(1,504)
Strike Price HKD 17.46, Expires 12/29/11, Broker Citibank NA	118,055	(6,761)
Kraft Foods, Inc., Strike Price USD 34, Expires 1/20/12, Broker Morgan Stanley & Co., Inc.	46,120	(78,302)

Options Written	Contracts	Value
Over-the-Counter Call Options (concluded)
MSCI Europe Excluding United Kingdom Index, Strike Price USD 113.85, Expires 7/12/12, Broker Credit Suisse International	43,584	$(3,918)
PG&E Corp., Strike Price USD 43, Expires 1/20/12, Broker Deutsche Bank AG	2,300	(4,198)
Unilever NV CVA, Strike Price EUR 26, Expires 6/15/12, Broker Morgan Stanley International	27,180	(42,517)
		(138,665)
Over-the-Counter Put Options — (0.3)%
American Eagle Outfitters:
Strike Price USD 11.75, Expires 3/16/12, Broker Bank of America NA	33,950	(26,820)
Strike Price USD 12, Expires 3/16/12, Broker Bank of America NA	84,836	(82,028)
Beiersdorf AG:
Strike Price EUR 38, Expires 12/16/11, Broker Deutsche Bank AG	9,152	(3,486)
Strike Price EUR 38, Expires 1/20/12, Broker JPMorgan Chase Bank NA	5,230	(4,238)
KOSPI, Strike Price KRW 208, Expires 12/08/11, Broker Citibank NA	48	(4,569)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 98.12, Expires 6/15/12, Broker Deutsche Bank AG	14,820	(207,844)
Strike Price USD 99.84, Expires 6/15/12, Broker Goldman Sachs Bank USA	31,850	(509,281)
Strike Price USD 92.97, Expires 7/12/12, Broker Credit Suisse International	43,584	(478,025)
S&P 500 Index, Strike Price USD 988.57, Expires 12/08/11, Broker Citibank NA	1,740	(5,662)
Sara Lee Corp., Strike Price USD 15, Expires 3/16/12, Broker Deutsche Bank AG	112	(2,466)
Taiwan Taiex Index:
Strike Price TWD 7,608.62, Expires 9/19/12, Broker JPMorgan Chase Bank NA	4,534	(149,985)
Strike Price TWD 7,758.20, Expires 9/19/12, Broker Citibank NA	6,808	(248,130)
Strike Price TWD 7,557.82, Expires 3/20/13, Broker Citibank NA	4,576	(182,049)
Strike Price TWD 7,574.49, Expires 6/19/13, Broker Credit Suisse International	4,585	(201,144)
Strike Price TWD 6,957.96, Expires 9/18/13, Broker Credit Suisse International	2,293	(90,757)
Strike Price TWD 7,176.38, Expires 9/18/13, Broker Credit Suisse International	2,279	(100,025)
Strike Price TWD 7,180.59, Expires 12/18/13, Broker JPMorgan Chase Bank NA	4,551	(203,612)
		(2,500,121)
Total Options Written (Premiums Received — $4,046,655) — (0.5)%		(4,657,205)
Total Investments, Net of Structured Options and Options Written — 100.0%		887,551,537
Other Assets Less Liabilities — 0.0%		158,926
Net Assets — 100.0%		$887,710,463

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$794,308,609
Gross unrealized appreciation	$151,679,997
Gross unrealized depreciation	(53,059,498)
Net unrealized appreciation	$98,620,499

(a)	Non-income producing security.

(b)	All or a portion of the security has been pledged/segregated as collateral in connection with outstanding options written.

(c)	Security, or a portion of security, is on loan.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	Convertible security.

(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest/ Shares Held at October 31, 2010	Beneficial Interest/ Shares Purchased	Beneficial Interest/ Shares Sold	Beneficial Interest/ Shares Held at October 31, 2011	Value at October 31, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	—	—	—	$726
BlackRock Liquidity Series, LLC Money Market Series	$1,278,500	$1,704,7361	—	$2,983,236	$2,983,236	—	$77,725
iShares Dow Jones U.S. Telecommunications Sector Index Fund	24,447	—	(24,447)	—	—	$(49,263)	$9,050
iShares Gold Trust	—	373,094	—	373,094	$6,256,786	—	—
iShares Silver Trust	130,000	—	(118,800)	11,200	$374,528	$3,035,053	—

[1]	Represents net shares/beneficial interest purchased.

(l)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(m)	Security was purchased with the cash collateral from loaned securities.

(n)	Represents the current yield as of report date.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	Financial futures contracts purchased as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
3	H-Shares Index	Hong Kong Futures Exchange	November 2011	HKD	1,569,900	$12,356
8	Hang Seng Index	Hong Kong Futures Exchange	November 2011	HKD	7,914,000	50,065
3	Dax Index	Eurex	December 2011	EUR	462,900	31,983
95	DJ Euro Stoxx 50 Index	Eurex	December 2011	EUR	2,268,600	43,421
16	FTSE 100 Index	LIFFE	December 2011	GBP	886,160	23,993
83	Nikkei 225 Index	Tokyo Stock Exchange	December 2011	JPY	368,727,500	105,125
48	S&P 500® Index	Chicago Mercantile	December 2011	USD	14,991,600	723,688
11	S&P TSE 60 Index	Toronto Stock Exchange	December 2011	CAD	1,532,740	35,434
13	SPI 200 Index	Australian Securities Exchange	December 2011	AUD	1,392,300	26,179
Total						$1,052,244

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	17

Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	117,674	USD	118,345	Deutsche Bank Securities, Inc.	11/01/11	$(287)
GBP	75,784	USD	122,315	Credit Suisse Securities (USA) LLC	11/01/11	(462)
USD	394,995	EUR	278,735	Brown Brothers Harriman & Co.	11/01/11	9,310
USD	15,714	HKD	122,094	Brown Brothers Harriman & Co.	11/01/11	(2)
USD	66,994	HKD	520,231	Deutsche Bank Securities, Inc.	11/01/11	29
USD	115,566	JPY	8,755,358	Brown Brothers Harriman & Co.	11/01/11	3,576
USD	103,936	KRW	114,685,588	Brown Brothers Harriman & Co.	11/01/11	448
USD	9,866	MYR	30,104	Brown Brothers Harriman & Co.	11/01/11	54
USD	1,122	THB	34,218	Brown Brothers Harriman & Co.	11/01/11	9
USD	4,534	TWD	134,840	Brown Brothers Harriman & Co.	11/01/11	27
CAD	342,114	USD	343,039	Deutsche Bank Securities, Inc.	11/02/11	191
GBP	76,687	USD	123,174	Deutsche Bank Securities, Inc.	11/02/11	131
USD	4,484	CAD	4,482	Brown Brothers Harriman & Co.	11/02/11	(13)
USD	586,443	EUR	419,367	Deutsche Bank Securities, Inc.	11/02/11	6,165
USD	6,394	HKD	49,649	Brown Brothers Harriman & Co.	11/02/11	3
USD	392,010	JPY	30,588,556	Deutsche Bank Securities, Inc.	11/02/11	752
USD	62,089	KRW	69,297,260	Brown Brothers Harriman & Co.	11/02/11	(442)
USD	12,949	MYR	40,129	Brown Brothers Harriman & Co.	11/02/11	(131)
USD	853	THB	26,228	Brown Brothers Harriman & Co.	11/02/11	—
USD	45,301	BRL	76,758	Brown Brothers Harriman & Co.	11/03/11	592
USD	2,173	THB	66,919	Brown Brothers Harriman & Co.	11/03/11	(3)
AUD	4,848,861	USD	4,890,736	Brown Brothers Harriman & Co.	11/14/11	212,013
CAD	4,287,207	USD	4,230,147	Brown Brothers Harriman & Co.	11/14/11	69,767
CHF	8,141,031	USD	9,031,000	Brown Brothers Harriman & Co.	11/14/11	244,964
EUR	3,987,269	USD	5,486,032	Brown Brothers Harriman & Co.	11/14/11	30,482
JPY	924,720,273	USD	12,038,371	Brown Brothers Harriman & Co.	11/14/11	(207,718)
USD	4,138,753	GBP	2,632,927	Brown Brothers Harriman & Co.	11/14/11	(94,226)
USD	734,000	JPY	55,620,905	Brown Brothers Harriman & Co.	11/14/11	22,399
Total						$297,628

•	Total return swaps outstanding as of October 31, 2011 were as follows:

Reference Entity	Fund Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Return on the MSCI Daily Total Return Net Emerging Markets Index	Receives	3-month LIBOR plus 0.78%	BNP Paribas	1/11/12	USD 1,761	$168,530

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Schedule of Investments (continued)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,336,481	—	—	$1,336,481
Australia	—	$15,990,790	—	15,990,790
Austria	—	257,773	—	257,773
Belgium	—	811,059	—	811,059
Brazil	24,230,241	—	—	24,230,241
Canada	36,823,024	—	$606	36,823,630
Chile	649,350	—	—	649,350
China	1,097,448	13,936,610	—	15,034,058
Egypt	—	722,453	—	722,453
France	2,983,064	11,991,959	—	14,975,023
Germany	86,360	27,590,684	—	27,677,044
Hong Kong	—	8,152,392	—	8,152,392
India	—	7,907,144	—	7,907,144
Indonesia	—	1,273,007	—	1,273,007
Ireland	857,774	—	—	857,774
Israel	3,048,906	—	—	3,048,906
Italy	—	4,912,051	—	4,912,051
Japan	—	83,195,806	—	83,195,806
Kazakhstan	1,502,730	25,502	—	1,528,232
Luxembourg	—	198,515	—	198,515
Malaysia	1,024,243	2,666,495	—	3,690,738
Mexico	2,178,980	—	—	2,178,980
Netherlands	616,862	3,822,960	—	4,439,822
Norway	—	3,005,585	—	3,005,585
Philippines	516,522	—	—	516,522
Poland	—	193,812	—	193,812
Portugal	—	303,889	—	303,889

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	19

Consolidated Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments:
Long-Term Investments:
Common Stocks:
Russia	$10,617,203	$712,656	—	$11,329,859
Singapore	—	10,318,180	—	10,318,180
South Africa	2,935,627	540,809	—	3,476,436
South Korea	2,690,994	7,165,850	—	9,856,844
Spain	366,495	3,474,049	—	3,840,544
Sweden	—	834,507	—	834,507
Switzerland	1,918,909	11,035,104	—	12,954,013
Taiwan	1,691,084	5,961,464	—	7,652,548
Thailand	3,482,156	—	—	3,482,156
Turkey	657,594	2,437,707	—	3,095,301
United Kingdom	10,434,195	28,616,529	—	39,050,724
United States	416,823,701	—	—	416,823,701
Corporate Bonds	—	6,060,038	$1,551,996	7,612,034
Investment Companies	33,664,424	349,919	—	34,014,343
Preferred Stocks	1,836,594	614,507	—	2,451,101
US Treasury Obligations	—	3,548,015	—	3,548,015
Warrants	489,293	—	—	489,293
Short-Term Securities:
Money Market Funds	—	2,983,236	—	2,983,236
Time Deposits	—	129,603	—	129,603
US Treasury Obligations	—	54,542,330	—	54,542,330
Total	$564,560,254	$326,282,989	$1,552,602	$892,395,845

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$1,182,645	—	$402,862	$1,585,507
Foreign currency exchange contracts	—	$600,912	—	600,912
Interest rate contracts	—	168,530	—	168,530
Liabilities:
Equity contracts	(2,013,802)	(250,136)	(3,113,633)	(5,377,571)
Foreign currency exchange contracts	—	(303,284)	—	(303,284)
Total	$(831,157)	$216,022	$(2,710,771)	$(3,325,906)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, structured options and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and structured options and options are shown at value.

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Statement of Assets and Liabilities

October 31, 2011

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,800,686) (cost — $772,115,075)	$883,314,558
Investments at value — affiliated (cost — $8,260,472)	9,614,550
Unrealized appreciation on foreign currency exchange contracts	600,912
Unrealized appreciation on swaps	168,530
Foreign currency at value (cost — $387,637)	390,745
Cash	191,143
Cash pledged as collateral for swaps	1,100,000
Investments sold receivable	6,623,640
Dividends receivable	1,658,144
Capital shares sold receivable	851,748
Interest receivable	454,345
Options written receivable	6,396
Securities lending income receivable — affiliated	3,744
Prepaid expenses	18,406
Total assets	904,996,861

Liabilities
Collateral on securities loaned at value	2,983,236
Options written at value (premiums received — $4,046,655)	4,657,205
Structured options at value (premiums received — $30,150)	720,366
Unrealized depreciation on foreign currency exchange contracts	303,284
Investments purchased payable	3,990,615
Capital shares redeemed payable	1,744,417
Margin variation payable	708,153
Investment advisory fees payable	576,499
Service and distribution fees payable	226,078
Other affiliates payable	6,248
Officer’s and Trustees’ fees payable	3,728
Swaps payable	688
Other liabilities	794,962
Other accrued expenses payable	570,919
Total liabilities	17,286,398
Net Assets	$887,710,463

Net Assets Consist of
Paid-in capital	$894,924,153
Undistributed net investment income	17,311,373
Accumulated net realized loss	(137,257,361)
Net unrealized appreciation/depreciation	112,732,298
Net Assets	$887,710,463

Net Asset Value
Institutional — Based on net assets of $319,863,085 and 26,708,160 shares outstanding, unlimited shares authorized, $0.10 par value	$11.98
Investor A — Based on net assets of $381,310,726 and 31,903,718 shares outstanding, unlimited shares authorized, $0.10 par value	$11.95
Investor B — Based on net assets of $13,818,606 and 1,161,257 shares outstanding, unlimited shares authorized, $0.10 par value	$11.90
Investor C — Based on net assets of $165,822,905 and 13,990,956 shares outstanding, unlimited shares authorized, $0.10 par value	$11.85
Class R — Based on net assets of $6,895,141 and 579,838 shares outstanding, unlimited shares authorized, $0.10 par value	$11.89

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	21

Consolidated Statement of Operations

Year Ended October 31, 2011

Investment Income
Dividends — unaffiliated	$21,410,697
Foreign taxes withheld	(1,014,189)
Interest	482,993
Securities lending — affiliated	77,725
Dividends — affiliated	9,776
Total income	20,967,002

Expenses
Investment advisory	7,794,057
Service — Investor A	1,047,228
Service and distribution — Investor B	168,385
Service and distribution — Investor C	1,850,119
Service and distribution — Class R	44,738
Transfer agent — Institutional	328,828
Transfer agent — Investor A	428,265
Transfer agent — Investor B	30,006
Transfer agent — Investor C	213,120
Transfer agent — Class R	33,003
Custodian	319,057
Accounting services	275,540
Registration	129,046
Printing	123,485
Professional	76,266
Officer and Trustees	35,664
Miscellaneous	85,933
Total expenses excluding stock loan fees	12,982,740
Stock loan fees	35
Total expenses	12,982,775
Less fees waived by advisor	(112)
Less transfer agent fees waived and/or reimbursed — class specific	(6,925)
Total expenses after fees waived and reimbursed	12,975,738
Net investment income	7,991,264

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (including $9,273 foreign capital gain tax)	15,392,617
Investments — affiliated	2,985,790
Payment by affiliate	414,698
Financial futures contracts	2,517,412
Foreign currency transactions	845,894
Options written and structured options	188,750
Securities sold short	(114,571)
Swaps	46,802
22,277,392
Net change in unrealized appreciation/depreciation on:
Investments	(19,951,085)
Financial futures contracts	632,112
Foreign currency transactions	564,845
Options written and structured options	(1,018,764)
Swaps	(628,015)
(20,400,907)
Total realized and unrealized gain	1,876,485
Net Increase in Net Assets Resulting from Operations	$9,867,749

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$7,991,264	$6,398,714
Net realized gain (loss)	22,277,392	(18,529,700)
Net change in unrealized appreciation/depreciation	(20,400,907)	131,488,972
Net increase in net assets resulting from operations	9,867,749	119,357,986

Dividends to Shareholders From
Net investment income:
Institutional	(3,254,363)	(3,261,943)
Investor A	(3,013,367)	(4,532,026)
Investor B	—	(32,962)
Investor C	—	(702,547)
Class R	(32,374)	(70,591)
Decrease in net assets resulting from dividends to shareholders	(6,300,104)	(8,600,069)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(31,527,010)	(49,824,686)

Redemption Fee
Redemption fee	3,722	7,313

Net Assets
Total increase (decrease) in net assets	(27,955,643)	60,940,544
Beginning of year	915,666,106	854,725,562
End of year	$887,710,463	$915,666,106
Undistributed net investment income	$17,311,373	$4,246,183

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	23

Financial Highlights

	Institutional					Investor A
	Year Ended October 31,					Year Ended October 31,
	2011 (Consolidated)	2010 (Consolidated)	2009 (Consolidated)	2008	2007	2011 (Consolidated)	2010 (Consolidated)	2009 (Consolidated)	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.93	$10.52	$8.98	$15.11	$12.03	$11.90	$10.50	$8.96	$15.08	$12.00
Net investment income[1]	0.15	0.12	0.15	0.15	0.13	0.11	0.09	0.12	0.11	0.10
Net realized and unrealized gain (loss)[2]	0.02	1.44	1.52	(5.60)	3.59	0.03	1.43	1.52	(5.57)	3.59
Net increase (decrease) from investment operations	0.17	1.56	1.67	(5.45)	3.72	0.14	1.52	1.64	(5.46)	3.69
Dividends and distributions from:
Net investment income	(0.12)	(0.15)	(0.13)	(0.11)	(0.19)	(0.09)	(0.12)	(0.10)	(0.09)	(0.16)
Net realized gain	—	—	—	(0.57)	(0.45)	—	—	—	(0.57)	(0.45)
Total dividends and distributions	(0.12)	(0.15)	(0.13)	(0.68)	(0.64)	(0.09)	(0.12)	(0.10)	(0.66)	(0.61)
Net asset value, end of year	$11.98	$11.93	$10.52	$8.98	$15.11	$11.95	$11.90	$10.50	$8.96	$15.08

Total Investment Return[3]
Based on net asset value	1.41%	14.92%	18.98%	(37.62)%	32.17%	1.14%	14.57%	18.58%	(37.74)%	31.84%

Ratios to Average Net Assets
Total expenses	1.00%	1.01%	1.07%	1.12%	1.04%	1.26%	1.28%	1.34%	1.38%	1.29%
Total expenses after fees waived	1.00%	1.01%	1.04%	1.09%	1.04%	1.26%	1.28%	1.30%	1.35%	1.29%
Total expenses after fees waived, excluding reorganization expenses and dividend expenses	1.00%[4]	1.01%	1.02%	0.99%	1.02%	1.26%[4]	1.27%	1.27%	1.25%	1.27%
Net investment income	1.19%	1.09%	1.62%	1.13%	1.09%	0.91%	0.82%	1.37%	0.88%	0.83%

Supplemental Data
Net assets, end of year (000)	$319,863	$293,944	$235,264	$233,081	$383,601	$381,311	$411,573	$400,668	$372,188	$648,402
Portfolio turnover	37%	32%	35%	66%	35%	37%	32%	35%	66%	35%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Excludes stock loan fees, which have no impact to the ratio.

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Financial Highlights (continued)

	Investor B					Investor C
	Year Ended October 31,					Year Ended October 31,
	2011 (Consolidated)	2010 (Consolidated)	2009 (Consolidated)	2008	2007	2011 (Consolidated)	2010 (Consolidated)	2009 (Consolidated)	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.86	$10.45	$8.88	$14.98	$11.91	$11.81	$10.42	$8.87	$14.97	$11.92
Net investment income (loss)[1]	(0.06)	(0.00)[2]	0.05	0.01	0.01	0.02	0.01	0.06	0.01	0.01
Net realized and unrealized gain (loss)[3]	0.10	1.43	1.52	(5.54)	3.55	0.02	1.42	1.50	(5.52)	3.55
Net increase (decrease) from investment operations	0.04	1.43	1.57	(5.53)	3.56	0.04	1.43	1.56	(5.51)	3.56
Dividends and distributions from:
Net investment income	—	(0.02)	—	(0.00)[2]	(0.04)	—	(0.04)	(0.01)	(0.02)	(0.06)
Net realized gain	—	—	—	(0.57)	(0.45)	—	—	—	(0.57)	(0.45)
Total dividends and distributions	—	(0.02)	—	(0.57)	(0.49)	—	(0.04)	(0.01)	(0.59)	(0.51)
Net asset value, end of year	$11.90	$11.86	$10.45	$8.88	$14.98	$11.85	$11.81	$10.42	$8.87	$14.97

Total Investment Return[4]
Based on net asset value	0.34%	13.66%	17.68%	(38.24)%	30.76%	0.34%	13.75%	17.64%	(38.20)%	30.76%

Ratios to Average Net Assets
Total expenses	2.08%	2.11%	2.22%	2.21%	2.11%	2.02%	2.04%	2.10%	2.14%	2.07%
Total expenses after fees waived	2.08%	2.11%	2.08%	2.15%	2.09%	2.02%	2.04%	2.07%	2.11%	2.07%
Total expenses after fees waived and paid indirectly, excluding reorganization expenses and dividend expenses	2.08%[5]	2.10%	2.06%	2.05%	2.07%	2.02%[5]	2.04%	2.05%	2.01%	2.05%
Net investment income (loss)	(0.50)%	(0.01)%	0.51%	0.05%	0.09%	0.13%	0.06%	0.64%	0.12%	0.08%

Supplemental Data
Net assets, end of year (000)	$13,819	$18,321	$22,889	$34,682	$84,465	$165,823	$182,756	$187,335	$183,125	$305,241
Portfolio turnover	37%	32%	35%	66%	35%	37%	32%	35%	66%	35%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Excludes stock loan fees, which have no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	25

Financial Highlights (concluded)

	Class R
					Period March 1, 2007[1] to October 31, 2007

	Year Ended October 31,
	2011 (Consolidated)	2010 (Consolidated)	2009 (Consolidated)	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.46	$8.92	$15.04	$12.41
Net investment income[2]	0.06	0.04	0.09	0.08	0.04
Net realized and unrealized gain (loss)[3]	0.02	1.44	1.51	(5.57)	2.82
Net increase (decrease) from investment operations	0.08	1.48	1.60	(5.49)	2.86
Dividends and distributions from:
Net investment income	(0.04)	(0.09)	(0.06)	(0.06)	(0.02)
Net realized gain	—	—	—	(0.57)	(0.21)
Total dividends and distributions	(0.04)	(0.09)	(0.06)	(0.63)	(0.23)
Net asset value, end of period	$11.89	$11.85	$10.46	$8.92	$15.04

Total Investment Return[4]
Based on net asset value	0.68%	14.20%	18.16%	(37.95)%	23.36%[5]

Ratios to Average Net Assets
Total expenses	1.77%	1.78%	1.93%	1.92%	1.67%[6]
Total expenses after fees waived and/or reimbursed	1.70%	1.70%	1.62%	1.64%	1.55%[6]
Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expenses	1.70%[7]	1.69%	1.60%	1.54%	1.54%[6]
Net investment income	0.48%	0.40%	1.02%	0.60%	0.53%[6]

Supplemental Data
Net assets, end of period (000)	$6,895	$9,072	$8,570	$7,183	$10,914
Portfolio turnover	37%	32%	35%	66%	35%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Excludes stock loan fees, which have no impact to the ratio.

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Dynamic Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund’s Consolidated Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the Consolidated Financial Statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying Consolidated Financial Statements include the accounts of BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Inter-company accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	27

Notes to Consolidated Financial Statements (continued)

Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay

28	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	29

Notes to Consolidated Financial Statements (continued)

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the

30	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtainexposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	31

Notes to Consolidated Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of October 31, 2011
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$600,912	Unrealized depreciation on foreign currency exchange contracts; Options written at value	$303,284
Equity contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**; Structured options at value	1,754,037	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value; Structured options at value	5,377,571
Total		$2,354,949		$5,680,855

*

Includes cumulative unrealized appreciation/depreciation on financial futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended October 31, 2011
	Net Realized Gain from
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions
Foreign currency transactions	—	—	—	$947,695
Equity contracts	$2,517,412	$46,802	$1,108,747	—

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions
Foreign currency transactions	—	—	$5,670	$665,030
Equity contracts	$632,112	$(628,015)	(2,604,175)	—
Total	$632,112	$(628,015)	$(2,598,505)	$665,030

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	206
Average number of contracts sold	9
Average notional value of contracts purchased	$22,260,114
Average notional value of contracts sold	$666,481
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	9
Average number of contracts — US dollars sold	9
Average US dollar amounts purchased	$2,155,778
Average US dollar amounts sold	$39,402,563
Options:
Average number of option contracts purchased	2,426,381
Average number of option contracts written	298,031
Average notional value of option contracts purchased	$31,040,008
Average notional value of option contracts written	$116,870,516
Structured options:
Average number of units	56,035
Average notional value	$15,258,068
Total return swaps:
Average number of contracts	3
Average notional value	$6,389,858

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.80% from November 1, 2010 through May 31, 2011.

32	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.80%
$1 billion – $3 billion	0.75%
$3 billion – $5 billion	0.72%
$5 billion – $10 billion	0.70%
Greater than $10 billion	0.68%

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. The current expense limitation as a percentage of average daily net assets are as follows: 1.15% for Institutional, 1.43% for Investor A and 2.29% for Investor B and Investor C, and 1.70% for Class R Shares. For the year ended October 31, 2011, the Fund waived and/or reimbursed $6,925 for Class R.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets which include the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2011, the Fund reimbursed the Manager $12,042 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $18,995.

For the year ended October 31, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares.

Investor A	$1,831
Investor B	$32,422
Investor C	$7,838

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$1,570
Investor A	$5,850
Investor B	$320
Investor C	$2,630
Class R	$80

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	33

Notes to Consolidated Financial Statements (continued)

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Consolidated Statement of Operations. For the year ended October 31, 2011, BIM received $21,405 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or Trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

The Manager reimbursed the Fund $414,698 for a loss associated with a September 2011 trading error.

4. Investments:

Purchases and sales of investments, excluding short-term securities and US government securities for the year ended October 31, 2011, were $339,471,046 and $383,423,907, respectively.

Transactions in options written for the year ended October 31, 2011, were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	3,085	$810,430	3,769	$296,532
Options written	612,456	3,486,984	281,561	2,866,834
Options exercised	(922)	(420,885)	(70)	(2,729)
Options closed	(9,307)	(1,368,086)	(26,584)	(1,036,809)
Options expired	(238,457)	(219,072)	(3,486)	(336,394)
Outstanding options, end of year	366,855	$2,289,371	255,190	$1,787,434

As of October 31, 2011, the value of portfolio securities subject to covered call options written was $28,381,166.

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements, the sale of stocks of passive foreign investment companies, the classification of investments, income recognized from pass-through entities and the characterization of expenses were reclassified to the following accounts:

Undistributed net investment income	$11,374,030
Accumulated net realized loss	$(11,374,030)

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

	10/31/11	10/31/10
Ordinary income	$6,300,104	$8,600,069

As of October 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$19,828,987
Capital loss carryforwards	(123,723,459)
Net unrealized gains*	96,680,782
Total	$(7,213,690)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements and investments in wholly owned subsidiaries.

As of October 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,
2016	$14,764,070
2017	94,871,662
2018	14,087,727
Total	$123,723,459

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

34	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Notes to Consolidated Financial Statements (continued)

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended October 31, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of October 31, 2011, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil & Gas	13%
Metals & Mining	7
Diversified Telecommunication Services	7
Pharmaceuticals	5
Other*	68

*	All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,748,739	$121,874,237	12,298,920	$137,503,835
Shares issued to shareholders in reinvestment of dividends and distributions	226,334	2,774,231	239,148	2,629,331
Total issued	9,975,073	124,648,468	12,538,068	140,133,166
Shares redeemed	(7,914,492)	(98,039,266)	(10,262,879)	(115,072,751)
Net increase	2,060,581	$26,609,202	2,275,189	$25,060,415

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	35

Notes to Consolidated Financial Statements (concluded)

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	2,845,032	$35,466,175	3,546,439	$39,534,192
Shares issued to shareholders in reinvestment of dividends and distributions	209,276	2,565,622	350,502	3,858,818
Total issued	3,054,308	38,031,797	3,896,941	43,393,010
Shares redeemed	(5,733,977)	(71,237,706)	(7,486,022)	(83,062,720)
Net decrease	(2,679,669)	$(33,205,909)	(3,589,081)	$(39,669,710)

Investor B
Shares sold	46,026	$589,749	46,120	$515,307
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	2,560	28,290
Total issued	46,026	589,749	48,680	543,597
Shares redeemed and automatic conversion of shares	(429,164)	(5,300,631)	(694,692)	(7,745,456)
Net decrease	(383,138)	$(4,710,882)	(646,012)	$(7,201,859)

Investor C
Shares sold	1,536,801	$19,268,319	1,489,986	$16,585,895
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	54,761	601,772
Total issued	1,536,801	19,268,319	1,544,747	17,187,667
Shares redeemed	(3,023,776)	(37,177,544)	(4,050,067)	(44,611,935)
Net decrease	(1,486,975)	$(17,909,225)	(2,505,320)	$(27,424,268)

Class R
Shares sold	254,714	$3,157,677	241,868	$2,690,293
Shares issued to shareholders in reinvestment of dividends and distributions	2,616	32,018	6,337	69,710
Total issued	257,330	3,189,695	248,205	2,760,003
Shares redeemed	(443,130)	(5,499,891)	(301,555)	(3,349,267)
Net decrease	(185,800)	$(2,310,196)	(53,350)	$(589,264)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on December 20, 2011 to shareholders of record on December 16, 2011:

Dividend Per Share
Institutional	$0.331093
Investor A	$0.297993
Investor B	$0.172378
Investor C	$0.196562
Class R	$0.231562

36	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Global Dynamic Equity Fund:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Dynamic Equity Fund and subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dynamic Equity Fund and subsidiary as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2011

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Global Dynamic Equity Fund during the fiscal year ended October 31, 2011 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Dynamic Equity Fund (the “Fund”) met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Investment Management, LLC; and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

38	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second, second and first quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	39

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affili-ates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

40	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	41

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None

42	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[1] (concluded)
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 82 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 82 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Trustee for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Trustees as joining the Fund’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	43

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Trustees[1]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-Head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				159 RICs consisting of 286 Portfolios	None

[1]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

44	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	45

Officers and Trustees (concluded)

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB
United Kingdom
Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Trustee of the Fund, and Paul L. Audet became Trustee of the Fund.

46	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request by calling (800) 441-7762;

(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge

(1)	at http://www.blackrock.com or by calling (800) 441-7762 and

(2)	on the SEC’s website at http://www.sec.gov.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	47

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Emerging Markets Long/Short Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Asset Income Portfolio†
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK GLOBAL DYNAMIC EQUITY FUND	OCTOBER 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#GDE-10/11-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dynamic Equity Fund	$32,100	$30,800	$0	$0	$28,850	$6,100	$0	$197

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dynamic Equity Fund	$28,850	$17,074

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Dynamic Equity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Dynamic Equity Fund

Date: January 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Dynamic Equity Fund

Date: January 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Dynamic Equity Fund

Date: January 3, 2012